Pzena International Value Fund
Investor Class PZVNX
Institutional Class PZINX

(the “Fund”)
a series of Advisors Series Trust (the “Trust”)

Supplement dated January 3, 2023 to the
Summary Prospectus dated June 28, 2022

Effective January 1, 2023, Rakesh Bordia began serving as a co-portfolio manager of the Pzena International Value Fund.

Accordingly, the “Portfolio Managers” information disclosed in the “Management” section of the Summary Prospectus is amended and restated as follows:

Portfolio Managers. Ms. Caroline Cai (Managing Principal, Chief Executive Officer and Portfolio Manager), Mr. John P. Goetz (Managing Principal, Co-Chief Investment Officer and Portfolio Manager), Ms. Allison Fisch (Managing Principal, President and Portfolio Manager) and Mr. Rakesh Bordia (Principal and Portfolio Manager) are the portfolio managers primarily responsible for the day-to-day management of the International Value Fund’s portfolio. Ms. Cai, Mr. Goetz and Ms. Fisch have managed the Fund since its inception in June 2021, and Mr. Bordia has managed the Fund since January 2023.

Please retain this supplement with your Summary Prospectus